Exhibit (a)(1)(C)

LETTER OF TRANSMITTAL

FOR EXCHANGEABLE LIMITED PARTNERSHIP UNITS (the “Exchange LP Units”) OF

BROOKFIELD OFFICE PROPERTIES EXCHANGE LP

ON AN AS EXCHANGED BASIS

Pursuant to the Offer to Purchase by Brookfield Property Partners L.P. Dated July 6, 2020

THE OFFER EXPIRES AT 5:00 P.M. (EASTERN TIME) ON AUGUST 28, 2020, UNLESS THE OFFER IS TERMINATED, EXTENDED OR VARIED.

Offices of the Depositary, AST Trust Company (Canada), as depositary, for this Offer:

By Mail AST Trust Company (Canada) P.O. Box 1036 Adelaide Street Postal Station Toronto, Ontario M5C 2K4 Attention: Corporate Actions	By Registered Mail, Hand or Courier AST Trust Company (Canada) 1 Toronto Street Suite 1200 Toronto, Ontario M5C 2V6 Attention: Corporate Actions

Depositary:

Telephone: 416-682-3860

Toll Free (North America): 1-800-387-0825

Brookfield Property Partners L.P.

Telephone: 1-855-212-8243

bpy.enquiries@brookfield.com

This Letter of Transmittal is to be used only if certificates for Exchange LP Units are to be forwarded with it, or, unless an Agent’s Message (as defined below) is utilized, if delivery of Exchange LP Units is to be made pursuant to the procedures for DTC book-entry transfer set forth in Section 4 of the Offer to Purchase (as defined below).

TO:	Brookfield Property Partners L.P. (“BPY”) and Brookfield Office Properties Exchange LP
AND TO:	AST Trust Company (Canada), as depositary (the “Depositary” or “AST”)

The undersigned delivers to BPY the enclosed certificate(s) for Exchange LP Units, subject only to the provisions of the Offer to Purchase dated July 6, 2020 (together with any amendments, supplements or variations thereto, the “Offer to Purchase”) regarding withdrawal, irrevocably accepts the Offer (as defined below) for Units (as defined below) underlying such Exchange LP Units on an as exchanged basis upon the terms and conditions contained in the Offer to Purchase and the accompanying issuer bid circular (the “Circular”). The following are the details of the enclosed certificate(s):

DESCRIPTION OF EXCHANGE LP UNITS TENDERED ON AN AS EXCHANGED BASIS (See Instructions 3 and 4)
Certificate Number	Name in which Registered	Number of Exchange LP Units Represented by Certificate	Number of Exchange LP Units Tendered On An As Exchanged Basis

Total Exchange LP Units Tendered On An As Exchanged Basis

Note: The Exchange LP Units are exchangeable for Units at a rate of one Unit per Exchange LP Unit.

*

If you desire to tender fewer than all Exchange LP Units evidenced by any certificates listed above, indicate in this column the number of Exchange LP Units you wish to tender. Otherwise, all Exchange LP Units evidenced by such certificates will be considered to have been tendered. See Instruction 4 in this Letter of Transmittal.

Unitholders who accept the Offer through a book-entry transfer through CDS or through DTC’s ATOP procedures (each as defined in the Offer to Purchase) will be deemed to have completed and submitted a Letter of Transmittal and will be bound by the terms hereof.

Delivery of this instrument to an address other than the address of the Depositary shown above does not constitute a valid delivery. Deliveries to BPY or the book-entry transfer facility will not be forwarded to the Depositary and will not constitute valid delivery.

The Instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Questions and requests for assistance may be directed to BPY or AST Trust Company (Canada) at the address and telephone number set forth on the cover page of this Letter of Transmittal.

The undersigned hereby tenders to BPY the Exchange LP Units on an as exchanged basis at the price per Unit equal to the Purchase Price (as defined in the Offer to Purchase), as specified below, payable in cash (subject to applicable withholding taxes, if any), without interest, and upon the terms and subject to the conditions set forth in the Offer to Purchase, the Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery (which documents, as amended or supplemented from time to time, collectively constitute the “Offer”). Holders of Exchange LP Units (“Exchange LP Unitholders”) depositing Exchange LP Units on an as exchanged basis pursuant to this Letter of Transmittal will be deemed to have requested that a sufficient number of such Exchange LP Unitholder’s Exchange LP Units be exchanged as of the Expiration Time for the number of limited partnership units of BPY (“Units”) to be purchased under the Offer.

The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used and not defined in this Letter of Transmittal have the meanings ascribed to them in the Offer to Purchase that accompanies this Letter of Transmittal. In the case of any inconsistency between the terms of this Letter of Transmittal and the Offer to Purchase, the terms of the Offer to Purchase shall prevail.

This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany the certificates for the Exchange LP Units tendered pursuant to the Offer. Exchange LP Unitholders whose certificates are not immediately available or who cannot deliver to the Depositary their certificates for Exchange LP Units and all other documents which this Letter of Transmittal requires prior to the Expiration Time (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer prior to the Expiration Time, may only tender their Exchange LP Units according to the guaranteed delivery procedure set forth in the Offer to Purchase under “Procedure for Tendering Units”. See Instruction 2 in this Letter of Transmittal. If your Exchange LP Units are held through a broker, dealer, commercial bank, trust company or other nominee, you must request that such nominee tender your Exchange LP Units for you. An Exchange LP Unitholder who wishes to tender Exchange LP Units under the Offer and whose certificate is registered in the name of a broker, dealer, commercial bank, trust company or other nominee should immediately contact such nominee in order to take the necessary steps to be able to tender such Exchange LP Units under the Offer. It is likely that such broker, dealer, commercial bank, trust company or other nominee has an earlier deadline, for administrative reasons, for each Exchange LP Unitholder to act to provide instructions to tender Exchange LP Units on their behalf. As such, Exchange LP Unitholders are urged to contact their broker, dealer, commercial bank, trust company or other nominee to confirm any earlier deadline.

Exchange LP Unitholders should carefully consider the income tax consequences of tendering Exchange LP Units on an as exchanged basis under the Offer. The tax consequences to holders of Exchange LP Units of exchanging their Exchange LP Units are not described in the Circular accompanying this Letter of Transmittal. Holders of Exchange LP Units should consult their tax advisors for advice with respect to potential income tax consequences to them in connection with the decision to exchange their Exchange LP Units.

Subject to and effective upon acceptance for purchase of the underlying Units tendered hereby in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of BPY all rights, title and interest in and to all Units underlying the Exchange LP Units tendered on an as exchanged basis hereby, and in and to any and all rights, benefits and claims in respect thereof or arising, or having arisen as a result of the undersigned’s status as an Exchange LP Unitholder and holder of Units (a “Unitholder”) underlying such Exchange LP Units and in and to any and all distributions, payments, securities, rights, assets or other interests which may be declared, paid, issued, distributed, made or transferred, or may be payable, issuable, distributable or transferable, on or in respect of such Exchange LP Units or Units underlying such Exchange LP Units or any of them on or after the date upon which the underlying Units are taken up and paid for under the Offer, and hereby irrevocably constitutes and appoints the Depositary and any officer of BPY as attorney-in-fact of the undersigned with respect to such Exchange LP Units and Units underlying such Exchange LP Units, effective from the time BPY takes up and pays for such underlying Units, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

(a)	complete the exchange of a sufficient number of Exchange LP Units as of the Expiration Time of the Offer for the number of underlying Units to be purchased under the Offer;

(b)

deliver certificates for such underlying Units, together with all accompanying evidences of transfer and authenticity, to or upon the order of BPY upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price;

(c)	present certificates for such underlying Units for cancellation and transfer on BPY’s books; and

(d)	receive all benefits and otherwise exercise all rights of beneficial ownership of such underlying Units, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that:

(a)

the undersigned understands that tendering the underlying Units described in the Offer to Purchase and the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation that (i) the undersigned has a “net long position” in the underlying Units being tendered or equivalent securities at least equal to the underlying Units tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) such tender of underlying Units complies with Rule 14e-4 under the Exchange Act;

(b)

the undersigned has full power and authority to tender the Exchange LP Units, and sell, assign and transfer the underlying Units and any and all distributions, payments, securities, rights, assets or other interests which may be declared, paid, issued, distributed, made or transferred on or in respect of the deposited Exchange LP Units and the underlying Units with a record date on or after the date that BPY takes up and accepts for purchase the deposited underlying Units and that, if the tendered underlying Units are taken up and accepted for purchase by BPY, BPY will acquire good title thereto, free and clear of all liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, together with all rights and benefits arising therefrom;

(c)

on request, the undersigned will execute and deliver any additional documents that the Depositary or BPY deems necessary or desirable to complete the exchange of the Exchange LP Units tendered under the Offer as of the Expiration Time, and to complete the assignment, transfer and purchase of the underlying Units tendered hereby; and

(d)	the undersigned has read and agrees to all of the terms of the Offer.

The names and addresses of the registered owners should be printed, if they are not already printed above, as they appear on the certificates representing Exchange LP Units tendered hereby. The certificates representing Exchange LP Units tendered and the number of Exchange LP Units that the undersigned wishes to tender should all be indicated in the appropriate boxes.

The undersigned understands that, upon the terms and subject to the conditions of the Offer (including the pro-ration provisions described in the Offer), all Units underlying the Exchange LP Units properly tendered and not properly withdrawn will be purchased at the Purchase Price per underlying Unit, payable in cash (subject to applicable withholding taxes, if any), for all Units purchased. Certificates for all Exchange LP Units deposited on an as exchanged basis and not purchased under the Offer (including Exchange LP Units not purchased because of pro-ration), or properly withdrawn, will be returned (in the case of certificates representing Exchange LP Units all of which are not purchased) or replaced with new certificates representing the balance of Exchange LP Units not purchased (in the case of certificates representing Exchange LP Units of which less than all are purchased), promptly after the Expiration Time or the date of withdrawal of the Exchange LP Units, without expense to the Exchange LP Unitholder.

The undersigned understands that if the aggregate number of Units properly tendered and not properly withdrawn pursuant to the Offer by Unitholders or Exchange LP Unitholders on an as exchanged basis exceeds 74,166,670 Units, then the Units will be purchased on a pro rata basis according to the number of Units tendered by the Unitholders (with adjustments to avoid the purchase of fractional Units). See “Number of Units and Pro-Ration” in the Offer to Purchase. BPY’s determination as to pro-ration shall be final and binding on all parties, except as otherwise finally determined in a subsequent judicial proceeding in a court of competent jurisdiction or as required by law.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, BPY may terminate or amend the Offer or may not be required to purchase any of the Units underlying the Exchange LP Units tendered hereby or may accept for payment, in accordance with the applicable pro-ration provisions relating to Units tendered, fewer than all of the Units underlying the Exchange LP Units tendered hereby. The undersigned understands and acknowledges that certificate(s) for any Exchange LP Units not tendered or any Exchange LP Units in respect of which any underlying Units are not purchased will be returned to the undersigned at the address indicated on record, unless otherwise indicated under Box C below. The undersigned recognizes that BPY has no obligation, pursuant to the Payment and Delivery Instruction, to transfer any certificates for Exchange LP Units from the name of the registered owner.

The undersigned understands and acknowledges that acceptance of underlying Units by BPY for payment will constitute a binding agreement between the undersigned and BPY, effective as of the Expiration Time, upon the terms and subject to the conditions of the Offer.

The undersigned understands and acknowledges that payment for the underlying Units accepted for payment pursuant to the Offer will be made by BPY by delivering the aggregate purchase price for such Units to the Depositary (by bank transfer or other means satisfactory to the Depositary), which will act as agent for Exchange LP Unitholders who have properly tendered Exchange LP Units in acceptance of the Offer and have not withdrawn them, for the purposes of receiving payment from BPY and transmitting payment to such Exchange LP Unitholders. The undersigned further understands and acknowledges that receipt by the Depositary from BPY of payment for such Units will be deemed to constitute receipt of payment by such Exchange LP Unitholder. Under no circumstances will interest be paid by BPY or the Depositary by reason of any delay in paying for any Units or otherwise.

The undersigned instructs BPY and the Depositary to issue the payment for the Purchase Price (subject to applicable withholding taxes, if any) for such of the tendered Exchange LP Units on an as exchanged basis as are purchased to the order of the undersigned or the name indicated in Box D and mailed to the address indicated in Box B. Such payment will be received in U.S. dollars.

Cash amounts will be denominated in U.S. dollars. However, a registered Exchange LP Unitholder can elect to use the Depositary’s currency exchange services to convert such payment into Canadian dollars by checking the appropriate box in Box F, in which case such Exchange LP Unitholder will have acknowledged and agreed that the exchange rate for one U.S. dollar expressed in Canadian dollars will be based on the prevailing market rate(s) available to the Depositary on the date of the currency conversion. All risks associated with the currency conversion from U.S. dollars to Canadian dollars, including risks relating to change in rates, the timing of exchange or the selection of a rate for exchange, and all costs incurred with the currency conversion are for the Exchange LP Unitholder’s sole account and will be at such Exchange LP Unitholder’s sole risk and expense, and neither the Depositary nor BPY are responsible for any such matters.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

If a certificate for Exchange LP Units has been lost, stolen or destroyed, complete this Letter of Transmittal, along with a letter describing the loss, theft or destruction and providing a telephone number, and deliver to the Depositary. The Depositary will respond with the replacement requirements, which includes certain additional documents that must be signed in order to obtain replacement certificate(s) and the payment of the required lost certificate fee.

The undersigned agrees not to vote any of the tendered underlying Units taken up and paid for under the Offer, or distributions on such underlying Units consisting of securities, at any meeting and not to exercise any of the other rights or privileges attaching to any of such tendered Units or distributions consisting of securities, or otherwise act with respect thereto. The undersigned agrees further to execute and deliver to BPY, provided not contrary to any applicable law, at any time and from time to time, as and when requested by, and at the expense of BPY, any and all instructions of proxy, authorization or consent, in form and on terms satisfactory to BPY, in respect of any such tendered underlying Units or distributions consisting of securities. The undersigned agrees further to designate in any such instruments of proxy the person or persons specified by BPY as the proxyholder of the undersigned in respect of such tendered underlying Units or distributions consisting of securities.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l’offre et son acceptation par cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

BOX A	BOX B

ISSUE CHEQUE IN THE NAME OF: (please print)	SEND CHEQUE (unless Box “C” is checked) TO:

(NAME)
(NAME)
(STREET ADDRESS & NUMBER)
(STREET ADDRESS & NUMBER)
(CITY AND PROVINCE/STATE)
(CITY AND PROVINCE/STATE)
(COUNTRY AND POSTAL/ZIP CODE)
(COUNTRY AND POSTAL/ZIP CODE)
(TELEPHONE NUMBER (BUSINESS HOURS)

(SOCIAL INSURANCE OR SOCIAL SECURITY NUMBER)

BOX C

HOLD FOR PICK-UP

☐	Hold certificates and/or cheques for Exchange LP Units for pick-up.

BOX D

NOTICE OF GUARANTEED DELIVERY

☐	Check here if certificates for tendered Exchange LP Units are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution Which Guaranteed Delivery:

BOX E

UNITHOLDER SIGNATURE

Must be duly executed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter to Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other legal representative acting in a fiduciary or representative capacity, please set forth the full title.

AUTHORIZED SIGNATURE:	AREA CODE AND PHONE NUMBER

NAME(S):	DATE:

CAPACITY	U.S. Exchange LP Unitholders must provide their Taxpayer Identification No. or Social Security No. and complete Form W-9; Canadian Exchange LP Unitholders must provide their Social Insurance No:
ADDRESS

BOX F CURRENCY ELECTION	BOX G JURISDICTION OF RESIDENCE

All cash payments will be made in United States dollars, unless Exchange LP Unitholders elect to use the Depositary’s currency exchange services to convert their payment into, and have such payment made in, Canadian dollars by checking the box below. If you do not check the below box, your payment will be issued in USD$.

☐   Check here if you wish to have your cash entitlement paid in Canadian dollars (CAD$)

Notice: By checking the box above, you acknowledge and agree that (a) the exchange rate for one United States dollar expressed in Canadian dollars will be the rate available from AST Trust Company (Canada), in its capacity as foreign exchange service provider, on the date the funds are converted, which rate will be based on the prevailing market rate on the date the funds are converted, and (b) the risk of any fluctuations in such rates, including risks relating to the particular date and time at which funds are converted, will be solely borne by you, the Exchange LP Unitholder. AST Trust Company (Canada) will act as principal in such currency conversion transactions. If you wish to receive your payment in Canadian dollars, your certificate(s) and this validly completed and duly signed Letter of Transmittal must be delivered to the Depositary.

(Please check the appropriate box)

I/we hereby declare that the registered holder(s) of the certificates tendered hereunder:

☐   IS/ARE

☐   IS NOT/ARE NOT

resident(s) of Canada for purposes of the Income Tax Act (Canada).

Note: A non-resident of Canada is a person that is not resident, or deemed not to be resident, in Canada for purposes of the Income Tax Act (Canada) or a partnership that is not a “Canadian partnership” as defined in the Income Tax Act (Canada).

BOX H

SIGNATURE GUARANTEE

(SEE INSTRUCTION 1, 2, & 7)

(AUTHORIZED SIGNATURE – GUARANTOR)

(NAME)

(TITLE)

(FIRM)

(TELEPHONE NUMBER)

(EMAIL ADDRESS)

(DATE)

BOX I

STATUS AS A U.S. EXCHANGE LP UNITHOLDER

(Please check the appropriate box)

Indicate whether or not you are a U.S. Exchange LP Unitholder or are acting on behalf of a U.S. Exchange LP Unitholder by placing an “X” in the applicable box below. A “U.S. Exchange LP Unitholder” is any holder of Exchange LP Units that is either (a) providing an address in Box E (or, if completed, either Box A or Box B) that is located within the United States or any territory or possession thereof or (b) a U.S. person for United States federal income tax purposes as defined in “Important U.S. Tax Information for U.S. Exchange LP Unitholders” below.

☐	The person signing this Letter of Transmittal is not a U.S. Exchange LP Unitholder and is not acting on behalf of a U.S. Exchange LP Unitholder.

☐	The person signing this Letter of Transmittal is a U.S. Exchange LP Unitholder or is acting on behalf of a U.S. Exchange LP Unitholder.

If you are a U.S. Exchange LP Unitholder or acting on behalf of a U.S. Exchange LP Unitholder, then in order to avoid U.S. backup withholding, you must generally complete the IRS Form W-9 included with this Letter of Transmittal. If you are a U.S. Exchange LP Unitholder but you are not a U.S. person for U.S. federal income tax purposes, then you must complete the appropriate IRS Form W-8 to avoid backup withholding. If you require an IRS Form W-8, please contact the Depositary or download the appropriate IRS Form W-8 at www.irs.gov.

INSTRUCTIONS

Forming Part of the Terms of the Offer

1.	Signature Guarantees.

No guarantee of a signature is required if either:

(a)

this Letter of Transmittal is duly executed by the registered holder of the Exchange LP Units tendered with this Letter of Transmittal exactly as the name of the registered holder appears on the certificate tendered herewith, and payment and delivery are to be made directly to such registered holder pursuant to the information provided in Box A and Box B, if applicable, above; or

(b)

such Exchange LP Units are tendered for the account of a Canadian Schedule I chartered bank, a Canadian trust company, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) (each such entity, an “Eligible Institution”). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal by completing Box H – “Signature Guarantee”. See Instruction 7 in this Letter of Transmittal.

2.	Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

Certificates for all physically tendered Exchange LP Units together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, should be hand delivered, couriered or mailed to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to the Expiration Time (as defined in the Offer to Purchase).

Exchange LP Unitholders whose certificates are not immediately available or who cannot deliver certificates for Exchange LP Units and all other required documents to the Depositary prior to the Expiration Time, or the procedures for book-entry transfer cannot be completed on a timely basis, may only tender their Exchange LP Units by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery substantially in the form provided (or an executed facsimile thereof) by BPY with the Offer to Purchase to the Depositary prior to the Expiration Time, which must include a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery, and by otherwise complying with this guaranteed delivery procedure as set forth in the Offer to Purchase under “Procedure for Tendering Units – Guaranteed Delivery”. Pursuant to such guaranteed delivery procedure, the certificates for all physically tendered Exchange LP Units, as well as a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof), or a Book-Entry Confirmation or Agent’s Message in lieu thereof in the case of a book-entry transfer, relating to such Exchange LP Units, with signatures guaranteed if so required in accordance with this Letter of Transmittal, and all other documents required by this Letter of Transmittal, must be received by the Toronto, Ontario office of the Depositary, before 5:00 p.m. (Eastern time) on or before the second trading day on the Toronto Stock Exchange and the Nasdaq after the Expiration Time.

The Notice of Guaranteed Delivery may be hand delivered, couriered, mailed or transmitted by electronic transmission to the Toronto, Ontario office of the Depositary listed in the Notice of Guaranteed Delivery, and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Exchange LP Units to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery prior to the Expiration Time.

Notwithstanding any other provision hereof, payment for the Units underlying the Exchange LP Units tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of certificates for such Exchange LP Units, or timely confirmation of the book-entry transfer of such Exchange LP Units, a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof) relating to such Exchange LP Units, with signatures that are guaranteed if so required, or a Book-Entry Confirmation or Agent’s Message (as such terms are defined in the Offer to Purchase) and any other documents required by the Letter of Transmittal.

The tender information specified in a Notice of Guaranteed Delivery by a person completing such Notice of Guaranteed Delivery will, in all circumstances, take precedence over the tender information that is specified in the related Letter of Transmittal that is subsequently delivered.

The method of delivery of all documents, including certificates for the Exchange LP Units, is at the election and risk of the tendering Exchange LP Unitholder. Delivery is only effective upon receipt by the Depositary. If delivery is by mail, registered mail, properly insured, is recommended, and it is suggested that mailing be made sufficiently in advance of the Expiration Time to permit delivery to the Depositary on or prior to such time.

BPY will not purchase any fractional Units underlying the Exchange LP Units, nor will it accept any alternative, conditional or contingent tenders. All tendering Exchange LP Unitholders, by execution of this Letter of Transmittal (or a manually executed photocopy of it), waive any right to receive any notice of the acceptance of their tender.

3.	Inadequate Space.

If the space provided in the Box captioned “Description of Exchange LP Units Tendered” is inadequate, the certificate numbers and/or the number of Exchange LP Units should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.	Partial Tenders and Unpurchased Units.

If fewer than all of the Exchange LP Units evidenced by any certificate are to be tendered, fill in the number of Exchange LP Units which are to be tendered in the box entitled “Number of Exchange LP Units Tendered”. In such case, if any tendered Units underlying the Exchange LP Units are purchased, a new certificate for the remainder of the Exchange LP Units evidenced by the old certificate(s) will be issued and sent to the address indicated in Box B, unless otherwise indicated under Box C on this Letter of Transmittal, promptly after the Expiration Time. All Exchange LP Units represented by the certificate(s) listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

5.	Signatures on Letter of Transmittal, Transfer Power and Endorsements.

(a)

If Box E in this Letter of Transmittal is signed by the registered owner(s) of the Exchange LP Units tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

(b)	If the Exchange LP Units are registered in the names of the two or more joint owners, each such owner must sign in Box E in this Letter of Transmittal.

(c)

If any tendered Exchange LP Units are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d)

When this Letter of Transmittal is duly executed by the registered owner(s) of the Exchange LP Units listed and transmitted hereby, no endorsements of certificate(s) representing such Exchange LP Units or separate stock powers are required unless payment is to be made, or the certificates for Exchange LP Units not tendered by the undersigned or not purchased by BPY, are to be issued, to a person other than the registered owner(s). Any signature(s) required on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is duly executed by a person other than the registered owner of the certificate(s) listed, the certificates must be endorsed or accompanied by appropriate transfer powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and signatures on such certificate(s) or transfer power(s) must be guaranteed by an Eligible Institution. An ownership declaration, which can be obtained from the Depositary, must also be completed and delivered to the Depositary. See Instruction 1 in this Letter of Transmittal.

(e)	If this Letter of Transmittal or any certificates or transfer powers are duly executed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or any other legal representative acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to BPY or the Depositary of their authority to so act.

6.	Payment and Delivery Instruction.

The signatory of this Letter of Transmittal must identify to whom a cheque and/or certificates should be issued by completing Box A. Such cheque and/or certificates will be sent to the address indicated in Box B, unless a cheque evidencing payment for Exchange LP Units tendered is to be held by the Depositary for pick-up by the undersigned or any person designated by the undersigned in writing, in which case Box C (with the box for “pick-up” checked) on this Letter of Transmittal must be completed.

7.	Jurisdiction of Residence.

Each Exchange LP Unitholder tendering Exchange LP Units to the Depositary must represent as to whether or not such Exchange LP Unitholder is a resident of Canada for the purposes of the Income Tax Act (Canada) by completing Box G. If no box is checked in Box G – “Jurisdiction of Residence”, no valid tender is made.

8.	Irregularities.

All questions as to the number of underlying Units to be taken up, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of underlying Units, will be determined by BPY, in its sole discretion, acting reasonably, which determination will be final and binding on all parties, except as otherwise finally determined in a subsequent judicial proceeding or as required by law. BPY reserves the absolute right to reject any or all tenders of Exchange LP Units determined by it in its sole discretion not to be in proper form or completed in accordance with the Instructions herein and in the Offer or the acceptance for payment of, or payment for, which may, in the opinion of BPY’s counsel, be unlawful. BPY also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender of any particular Exchange LP Units, in each case prior to the Expiration Time. No tender of Exchange LP Units will be deemed to be properly made until all defects and irregularities have been cured or waived. BPY will not be liable for failure to waive any condition of the Offer or any defect or irregularity in any tender of Exchange LP Units. None of BPY, the Depositary, nor any other person will be obligated to give notice of defects or irregularities in notices of withdrawal, nor shall any of them incur any liability for failure to give any such notice. BPY’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the Notice of Guaranteed Delivery) will be final and binding, except as otherwise finally determined in a subsequent judicial proceeding in a court of competent jurisdiction or as required by law.

9.	Questions and Requests for Assistance and Additional Copies.

Questions and requests for assistance may be directed to BPY or the Depositary at the addresses and telephone numbers set forth herein. Additional copies of the Offer to Purchase, the Circular and this Letter of Transmittal and copies of the Notice of Guaranteed Delivery may be obtained from the Depositary or from your local broker, dealer, commercial bank or trust company.

10.	Governing Law.

The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein and applicable U.S. securities laws.

IMPORTANT: This Letter of Transmittal or a manually signed photocopy of it (together with certificates for Units and all other required documents) or the Notice of Guaranteed Delivery, where applicable, must be received by the Depositary on or before the Expiration Time.

IMPORTANT U.S. TAX INFORMATION FOR U.S. EXCHANGE LP UNITHOLDERS

For purposes of this Letter of Transmittal, a U.S. person is a beneficial owner of Exchange LP Units that, for U.S. federal income tax purposes, is (a) an individual who is a citizen or resident of the United States, (b) a corporation, partnership, or other entity classified as a corporation or partnership for U.S. federal income tax purposes that is created or organized in or under the laws of the United States, or any political subdivision thereof or therein, (c) an estate if the income of such estate is subject to U.S. federal income tax regardless of the source of such income, or (d) a trust if (i) such trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes, or (ii) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust.

Under current U.S. federal income tax law, the Depositary may be required to withhold a portion of the amount of any payments made to certain Exchange LP Unitholders pursuant to the Offer. In order to avoid such backup withholding, a U.S. Exchange LP Unitholder tendering Exchange LP Units must, unless an exemption applies, provide the Depositary with a correct U.S. taxpayer identification number (“TIN”), which is generally the Exchange LP Unitholder’s social security number or federal employer identification number, certify under penalties of perjury that such TIN is correct (or that such Exchange LP Unitholder is waiting for a TIN to be issued), and provide certain other certifications by completing the Internal Revenue Service (“IRS”) Form W-9 included in this Letter of Transmittal. If a U.S. Exchange LP Unitholder does not timely provide such Exchange LP Unitholder’s correct TIN or fails to provide the required certifications, the IRS may impose certain penalties on such Exchange LP Unitholder and payment to such Exchange LP Unitholder pursuant to the Offer may be subject to backup withholding currently at a rate of 24%. All U.S. Exchange LP Unitholders tendering Exchange LP Units pursuant to the Offer should complete and sign the IRS Form W-9 to provide the information and certifications necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Depositary). To the extent that a U.S. Exchange LP Unitholder designates another U.S. person to receive payment, such other person may be required to provide a properly completed IRS Form W-9.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding may be credited against the U.S. federal income tax liability of the person subject to the backup withholding. If backup withholding results in an overpayment of tax, a refund can be obtained by the U.S. Exchange LP Unitholder by timely providing the required information to the IRS.

If a U.S. Exchange LP Unitholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, then the U.S. Exchange LP Unitholder should write “Applied For” in the space for the TIN in Part I of IRS Form W-9 and should sign and date the form. If the Depositary has not been provided with a properly certified TIN by the time of payment, backup withholding may apply. If the Exchange LP Units are held in more than one name or are not in the name of the actual owner, consult the instructions on the IRS Form W-9 for guidance on which name and TIN to report.

Certain U.S. Exchange LP Unitholders (such as corporations and individual retirement accounts) are not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. Exchange LP Unitholders should enter the appropriate exempt payee code on IRS Form W-9. See the IRS Form W-9 for instructions.

A U.S. Exchange LP Unitholder that is not a U.S. person and is not acting on behalf of a U.S. person should not complete IRS Form W-9. Instead, to establish an exemption from backup withholding, such U.S. Exchange LP Unitholder should properly complete and submit an IRS Form W-8BEN, W-8BEN-E, W-8IMY, W-8ECI, or W-8EXP, as applicable, attesting to such exempt status. An appropriate IRS Form W-8 may be obtained from the Depositary or on the IRS website (www.irs.gov).

All U.S. Exchange LP Unitholders are urged to consult their tax advisors to determine how the foregoing backup withholding and reporting requirements apply to them with regard to their particular circumstances.

Form W-9 (Rev. October 2018) Department of Six Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification Go to www.irs.pov/FormW9 for instructions and the latest information. Give Form to the requester. Do not send to the IRS. Name (as shown on your income tax return). Name a required on this line; do not leave this line blank Business name/disregarded entity name if different from above Print of type See specific instruction on page 3. 3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. check only one of the following seven boxes. 4 exemptions (codes apply only to following seven boxes certain entities, not individual instructions on page 3). individual/sole proprietor or C corporations Corporation Partnership trust/estate single-member LLC Exempt payee code (if any) Limited liability company. enter the tax classification corporate. S-S corporation P-Partnership Note: Check the appropriate box in the line above for the tax classification of the single member owner Do not chock Exemption from FATCA reporting LLC If the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner at the LLC a another lilac that is not disregarded from the owner tor U S. federal tax purposes. Otherwise a single member LLC that code(if any) is disregarded from the owner should check the appropriate box tor the tax classification of its owner Other (see instructions)» 5 address (number. street, and apt. or suite no) See instruction. Requestor’s name and address (optional) City. Mate. and Zip code 7 Use account numbers Here optional Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TH provided must match the name given on line 1 to avoid | social security number backup withholding. For individuals. this « general-/ your social security number iSSN> however. for a resident often, sole proprietor. or disregarded entity, see the instructions for Part L Later. For other entities. it is your employer identification number (E IN) If you do not have a number, see Now Jo get a RN. later. or Note: If The account is in more than one name, sec the instructions for Line 1. Also sec What Name and Employer identification number Number To Give the Requester for guidelines on whose number to enter Certification Under penalties of per jury. I certify that 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and am rot subject to backup withholding because: (a) I am exempt from backup withholding. or (bf l have not been notified by the Internal Revenue Service ilRSl that I am subject to backup wtfhcklng as a result of a failure to report ad interest or dividends. or (c) the IRS has notified me that I am no longer subject to backup withholding; and am a U.S. citizen or other U.S. person (defined below). and 4. The FATCA code(s) entered on the form (if any) indicating that I am exempt from FATCA reporting is correct Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are current!/ subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply For mortgage interest pad. acquisition or abandonment of secured property, cancelation of debt contributors to an rdtvdual retreirent arrangement !RAi. and general!/. payments other than interest and dividends. you are not required to sign the certification. but you must provide your correct TH. See the instructions for Part II. later, sign signature of Here U.S. person Date General Instructions Section references are to the Internal Revenue Code unless Otherwise noted. Future developments For the latest information about developments related to Form W-9 and its instructions. such as legislation enacted after they were published. go to www.irs.gov/FormW9. Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN). individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATlN), or employer identification number (EIN). to report on information return the amount paid to you, or other amount reportable on an informant return. Examples of information returns include, but are not Limited to. the following. • Form 1099-INT (interest earned or pad) CX No. 1Q231X Form 1099-DIV (dividends, including those from stocks or mutual funds) Form 1099-MlSC (various types of income. prizes. awards, or gross proceeds Form 1099-B (stock or mutual fund sales and certain other transactions by brokers) Form 1099-S (proceeds from real estate transactions) Form 1099-K (merchant card and third party network transactions) Form 1098 (home mortgage interest). 1098-E (student loan interest). 1098-T (tuition) Form 1099-C (canceled debt) Form 1099-A (acquisition or abandonment of secured property) Use Form W-9 only if you are a U.S. person Including a resident alien), to provide your correct TIN if you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See what is backup withholding. later. Form W-9 Rev 10-2018)

Form V/ 9 (Rev 10-2018) Page 2
By signing the filed out form, you: Certify that the UN you are giving is correct (or you are waiting for a number to be issued). Certify that you are not subject cat to backup withholding. or Claim exemption from backup withholding if you are a U.S. exempt payee. if applicable. you are also certifying that as a U.S. person. your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected ©come. and certify that FATCA codecs* entered on this form (if any) -indicating that you are exempt from the FATCA reporting, is correct. See what is FATCA reporting. later, for further information Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN. you must use the requester’s form if it is substantially similar to this Form W-9. definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are. An individual who is a U.S. certain or US. resident alien. A partnership, corporate*, company, or association created or organized © the United States or under the laws of the United Stales; An estate father than 3 foreign estate); or A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the Ur ted States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable ©come from such business further. n certain cases where a Form W-9 has not been received, the rules under sector 1446 require a partnership to presume that a partner is a foreign person. and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that 0 a partner in a partnership© conducing a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income In the cases below. the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States. to the case of a disregarded entity with a US. owner, the US. owner of the disregarded entity and not the entity; to the case of a grantor trust with a U.S. grantor or other U.S owner. generally. the U.S. grantor or other US. owner of the grantor trust and not the trust; and to the case of a US. trust (other than a grantor trust), the U.S. trust (other than a grantor trust I and not the beneficiaries of the trust. Foreign person, if you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 I see Pub. 515. withholding of Tax on Nonresident aliens and Foreign Entries) Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S tax on certain types of income. However. most tax treaters contain a provision known as a ‘saving clause.’ exceptions specified in the saving clause may permit on exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S resident alien for tax purposes. If you are a US. resident alien who is relying on an exception contained in the saving clause of a tax treaty to cam an exemption from U.S tax on certain types of income. you must attach a statement to Form W-9 that specifics the following five items The treaty country. Generally. this must be the same treaty under which you claimed exemption from tax as a nonresident alien. The treaty article addressing the income. The article e number (or location) n the tax treaty that contains the serving clause and its exceptions The type and amount of income that qualifies for the exemption from tax. Sufficient facts to justify the exempt on from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present to the United States. under U.S law. this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However. paragraph 2 of the first Protocol to the U S -China treaty (dated April 30. 1984| slows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident amend of the United States A Chinese student whom qualifies for this exception (under paragraph 2 of the first protocol and is refine on this exception to claim an exemption from tax on ha or now scholarship or fellowship income won ltd. attach to Form W-9 a statement that ©dudes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requestor the appropriate completed Form W-8 or Form 8233. Backup Withholding What is backup withholding? Persons making certain payments to you must under certain conditions withhold are pay to the IRS 24% of such payments This is called “backup wtnhddng.’ Payments that may be subject to backup withholding include ©trees!. tax-exempt interest, dr.-dends. broker and barter exchange transactions, rents, royalties, nonemployee pay. payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding You will rot be subnet to backup withholding or pcivrents you receive if you grave the requester your correct TIN. make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive w4l be subject to backup withholding if: You do not furnish your TIN to toe requester. You do not certify your TIN when required (see the instructions for Part U for details). The IRS tells the requester that you furnished an ©correct TIN. The IRS ids you that you are sourest to backup withrxXSirg because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or You do not certify to the request w that you are not subject to backup withholding under 4 above (for reportable interest are dividend accounts opened after 1983 only). Ceria© payees and payments are exempt from backup withholding See £xerr©f payee code, later, are toe separate Instructions for the Requester of Form W-9 for more ©formation. Also see Special rules for partnerships. earlier. What is FATCA Reporting? The Foreign Account Tax Compliance Act (FATCA) requires a protonating foreign financial ©situation to report al United States account holders toot are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code. later, and the Instructions far toe Requester of Form W-9 for more ©formation Updating Your Information You must portaged updated ©formation to any person to whom you darned to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments © toe future from this person. For example, you may need to provide updated information if you are a C ccrpcratcn fiat elects to be an S corporate. or if you no longer are tax exempt In addrtqn. you must form a new Form W-9 if toe name or TIN changes for the account; for example, if the grantor of a grantor trust dies. Penalties Failure to forms TIN. If you fail to furnish your correct TN to a request. you are sub fact to a penalty of $50 for each such failure unless your failure is due to reasonable cause and net to willful neglect Civil penalty for false information with respect to withholding. If you make a false statement! with no reasonable bass that results in no backup withholding. you are subject to a $500 penalty.

Comma penalty for fahifyinq information. ‘.Vllfd.y falsifying certifications or off mottos may suspect you to cymbal penalties necking fines anchor imprisonment. Misuse of TINs. If the requester destones or uses Tin’s n inaction of federal law. the requester may be subject to cr.-l and cymbal penalties Specific Instructions Line 1 You must enter ore of the following can this In; do not eave this here bank. The name shou-d match the name or. your tax return. If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution iFFfi). list first. and then orate. the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FL to document a join! account, each holder of the account that is a U.S. person must prove-de a Form W-9. an Individual. Greatly. enter the name shown on your tax return If you have charged your last rcme without -hformrvg the Social Security Administration iSSAl of the rare charge, enter your first name, the last name as shown on your social security card, and your new last name. Note: IT1N applicant: Enter your ndrnduaf name as it was entered on your Form W-7 oppticaton. In 1a This should as be the same as the name you entered on the Form 1046’1040A1040E2 you fled with your abdication Sole proprietor or single-member LLC. Enter your inctvidual name as shown on your 1040/1040A/1040EZ on In 1. You may enter your business. trade, or ‘dong business as* (DBA) name on in 2. Partnership, LLC that is not a smile-member LLC. C corporation, or S corporation. Enter the entity’s name as shown on the enbty’s tax return on In 1 and any business. trade, or DBA name on in 2. Other entities. Enter your name as tnown on requred U.S. federal tax documents on In 1. Ths name should match the name shown on the charter or ether legs document ere of ng the entity. You mar/ enter any business, trade, or DBA name an in 2. Disregarded entity. For U.S. federal t» purposes, an entity that s disregarded as an entity separate from its owner s treated as a ‘disregarded entity.* See Regulations section 301.7701 -2(cX2Kn) Enter the owner’s name on In 1. The name of the entity entered can In 1 should never be a disregarded entity. The name on Ire 1 should be the name shown on the income tax return on when. the come show be reported. For example, if a foreign LLC that is treated as a disregarded entity for US. federal tax purposes has a snit owner that is a US. person, the U.S owner’s name is required to be provided on in 1. If the direct owner of the entity is as a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity s name on in 2. “Business name/disregarded entity name. * If the owner of the disregarded entity is a forego person, the owner must complete an appropriate Form W-8 instead of a Form W-9. THz s be the case even if the foreign person has a U.S. TIN. Line 2 If you have a business name, trade name. DBA name, or disregarded cabby name, you may enter t on line 2. Line 3 Check the opprcpra’.e Cox on in 3 for the U.S feders tax classification of the person whose name is entered on in 1. Check oriy one box on in 3. IF the entrty/person on line 1 is a(n|... THEN check the box for... • Corporator Corporaton kidrvdual Soto propnetorsh<p. or Snge-member hmitcd kabdity company (LLC) owned by an irxkvdual and disregarded for U.S. federal tax purposes IrdivxJual scle proprietor or sngie- member LLC LLC treated as a partnership for U.S. federal tax purposes. LLC that has fied Form 8832 or 25S3 to be taxed as a corporation, or LLC that e disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes Limited isbilty company and enter the appropriate tax classical on. (P- Partnershp; C- C corporation, or S- S corporation) • Partnership Partnership • Trust/estate Trustfestate Line 4. Exemptions If you are exempt from backup witnholdng and/or FATCA reporting, enter in the appropriate space on line 4 any codas) that may apply to you Exempt payee code. GeneraJy. ndvduals Including sole proprietors) are not exempt from backup wifhholdng Except as provided below, corporators are exempt from backup withholding for certan payments. Deluding interest and dividends Corporalors are not exempt from backup w-thhcldng for payments made n settlement of payment card or third party network transactxxn Corporators are not exempt from backup wthhddng with respoct to attorneys’ fees or gross proceeds pad to attorneys, and corporalone that provide medical or health care servees are not exempt with respect to payments reportaboon Form 1099-M ISC. The fotowng codes identify payees that are exempt from backup withholding Enter the appropriate code to the space n lire 4 1 — An organizaion exempt from tax under secton 501 la). any IRA. or a custodial account under secton 403(b)(7) <f the account satisfies the requirements of secton 401iT»2) The Unfed States cr any of its agencies or instrumentalities A state, the District of Columbia. a U.S. commonwealth or possession, cr any of their poiiticai subdivisions or nstrumenta tes A foreign government or any of <s poitcal subdr.-sions. agences. or nstrureatai ties A corporat on A deaer in sccurtes or commodities required to register in the Ur.tod States, the Dstnct of Columba, or a U.S commonwealth or possessxxi A futures commssion merchant registered with the Commodity Futures Tradng Commission A real estate rwestment trust An entity registered a! a; times during the tax year under the Investment Company Act of 1940 — A common trust fund operated by a bark under sector 584(a) - A financial institution - A rnddeman known in the investment community as a nominee or custodian 13—A trust exempt from tax under sectxxi 664 or desenbed r section 4947 Form w/ 9 (Rev 10-2018) Page 3

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above. 1 through 13. IF the payment is for ... THEN the payment is exempt for... Interest and dividend payments All exempt payees except for 7 Broker transactions Exempt payees 1 through 4 and 6 through 11 are at C corporations. S corporate s must not enter an exempt payee code because they are exempt only for sacs of noncovered secuntes acquired poor to 2012. Barter exchange transactors and patronage dvidends Exempt payees 1 through 4 Payments over $600 requred to be reported and direct sales ever $5,000’ General/. exempt payees 1 through 5J Payments made in settlement of payment card cr third party network transactions Exempt payees 1 through 4 ‘ See Form 1099-MlSC. Miscellaneous Income, and its nstructions. ‘ However. the f dtownqpayrreres made to a corporal or are reportage on Form 1099-Ml SC are not exempt from backup withholding; medical and hearth cere payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6C4Sf|. and payments for services paid by a federal executive agency. Exemption from FATCA reportmg code. The followng codes identify payees that are exempt from report ng under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certan foreign flnancial nsttutons. Therefore, if you are only submitting this form for an account you hold n the United States, you may leave this fidd blank. Consult with the person requesting this form if you are uncertan if the flnanciaJ nsbtufron is subject to these requrements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Appfoable’ (or any simiar ndcabon) written or prnted on the hne for a FATCA exemption code. A-An organization exempt from tax under section 501 (a) or any indivCuaJ recrement pan as defired n section 7701(3/37) B —The Ur ted States or any of its agencies or instrumentalities C—A state, the Dstnct of Columba, a U.S. commonwealth or possession, or any of their political subdivisions or rrstrumenta ties D—A corporaton the stock of whch is regularly traded on one or more estab shed secuntes markets, as descreed «n Requlat ors section 1.1472-1(cMW E—A corporation that b a member of the same expanded affiliated group as a corporation described <1 Regulators soebon 1.1472-1 |cX1)ty F—A deafer n secuntes. ccmmodites. or denvatne flnancial instruments I ncludng net oral pnnopal contracts, futures, forwards, and options) that b regstered as such under the laws of the United States or any state G—A real estate investment trust H—A regulated investment company as defned n section 851 or an entity regstered at all femes durng the tax year under the Imestment Company Act of 1940 I—A common trust fund as defined n section 584(a) J—A bark as defned m secton 581 K-A broker L—A trust exempt from tax under section 664 or desenbed in sectcn 4947|aK1| M-A tax exempt trust under a secton 403(b) plan or section 457(g) plan Note: You may wish to consult with the flnancial nsttution requestng this form to determine whether the FATCA code and or exempt payee code shcud be completed. Line 5 Enter your address (number, street, and apartment or suite number). This is where the requester of thB Form W-9 will ma: your information returns. N this address differs from the one the requester already has on file, wrte NEV/ at the top. If a new address a prov-ded. there is stll a chance the od address will be used until the payor changes you’ address m thor records. Line 6 Enter your city, state, and ZIP code. Part I. Taxpayer Identification Number (TIN) Enter your TIN m the appropriate box. If you are a resdent alien and you do rot have and ate not eligible to get an SSN. )xxr TIN is your IRS individual taxpayer identification number (ITlN) Enter it in the social security number box. M you do not have an ITIN. see How to get a TIN below. If you are a soe proprietor and you have an EK. you may enter either your SSN or E1N If you are a sngie-member LLC that >s disregarded as an entity separate from its owner, enter the owner’s SSN (or QN. f the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is Cass fed as a corporaton or partnership. enter the enfety’s ON. Note: See iVrut Nome and T&jrr*xr To G<ve tr<c Requester, later, fcr further cianficabon of rare and TIN oombnMxxis How to get a TIN. if you do not have a TIN. apply for one immediately. To apply for an SSN. get Form SS-5. Application for a Social Security Card, from your focal SSA of*ce or get this form onlne at www.SSApov. You may also get this form by cailng 1 -800-772-1213. Use Form W-7. Application for IRS Individual Taxpayer IdentAcaton Number, to apply for an ITIN. or Form SS-4. Appication for Employer Identification Number, to appy for an E1N. You can apply for an EJN onlne by accessng the IRS website at gov.’Businesses and clicking on Employer Idenfefcatxxi Number (ElNi under Staring a Business. Go to www.ns.gov/Foirms to view. download, or print Form V/-7 and’or Form SS-4. Or. you can go to www.rs.govi’QrderFormB to place an order and have Form W-7 and/or SS-4 mated to you within 10 busmess days. If you are asxed to complete Form W-9 but do not have a TIN. apply for a TIN and wnte “Applied For” n the space for the TIN. sgn arc date the form, and gve it to the requester. For nterest and dividend payments, are certan payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN are gr>e it to the requester before you are subject to backup witnholdng on payments. The 60-day rUe does not apply to other types of payments You wJI be subject to backup withhofomg on al such payments unti you provide your TIN to the requester. Note: Entering ‘App cd For” means that you have akeady app ed for a BN or that you ntend to apply for one soon. Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8. Part II. Certification To establish to the witnholdng agent that you are a US. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if tem 1.4. or 5 below ndcates othetwse. For a pint account, only the person whose TIN is shown n Part I shottd sign (when required) In the case of a disregarded entity, the person identrfed on line 1 must sgr. Exempt payees, see Exempt cavee code, earlier Signature requirements. Complete the cert flcat on as indicated in items 1 through 5 below.

Form W-9 f*v 10-201S) Paqe 6
1 Interest dividend. and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must gve your correct TIN. but you do not have to sign the certification. Interest dividend. broker. and barter exchange accounts opened after 1983 and broker accounts considered mac tore during 1983. You must sign the cert feat or. or backup withnddirg will appy H you are subject to backup withholding and you are merely provorg yotx correct TW to the requester, you must cross out ten 2 n the certification before sqnrg the form Real estate transactons. You must sign the certification. You may cross out item 2 of the certification Other payments. You must give your correct TIN. but you do not have to sign the certfcation uriess you hove been not fed that you nave previously green an rconect TIN ‘Other payments’ nclude payments made in the course of the requester’s trade or business for rents, royaltes. goods (other than pits for merchandise), medcai and heath. cate services Including payments to corporations;, payments to a nonerretoyee tor services, payments made n settlement of payment card are third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (incAadng payments to corporators) Mortgage merest paid by you. acquisition or abandonment of secured property, cancelation of debt, qualified turtxxi program payments (under sec bon 529). ABLE accounts (under sec bon 529A), IRA. Coverdefl ESA. Archer MSA or HSA contributions or dtetnbubons. and pension distributions. You must gve your correct TIN. but you do not have to sgn the certification. What Name and Number To Give the Requester For this type of account Give name and SSN of: LMMduai Tne.rd.vauj 2. Two or more nduduals |ceit The actual owner of the account or.f account than an account combrwd funds mo 1rs1 ndwdual on maintained by an FL the accotsit’ 3 Two or more U.S persons (joint accourt maineaned b> an FFh Each hcroor ci the xtorl 4 Cuseodut acccxsil of a mner <Vnform Gift to Mnon Act) Themnor1 S a The usual ‘cvccatte sailings trait (grantor <s also The ^areor trustee* b So canto trust accost rut <s not a itoJ or raid rust under slate law The ac tua: owner S Solo croor <torih<o or dsreoirdod CTtrt, p, *r> COaVOuJ’ The owner1 7. Granaor trust flinQ under Optional Form 1 FUng ktettod 1 -soo Regiltoons socccn 1 671 4t>i:Zit. iAt’ Tho qraroor* For this type of account Gnre name and EIN of: A Onrcqa-OM edit, ret owned o, an ndrndaal The Owner 9. A vald trust. estate. or porwen trust Legal entry* 10. Corporation cr LLC electing corporate status on Form BS32 cr Form 2553 Tho corporation 11. Association, ckb. rcnacus cttetabW. educational cr or or tax- exempt organsalon The organaatcr 12. Partnership or rriZ member LLC The partner Wp 1X A broker O’ registered nonMnoe The b’cker or nomree For this type of account Gnre name and EJN of: 14 Account Wir re Cecartmcrt cf A^ciAra Mi re name cat a pubic utty (such as a state cr kocui gox-emmenl scrod datret. or priscri rat recedes aghtUtizal program payments Tho pubic envr, 15 Gzante trust til-g u-ce- this Fo-rr, 1041 Firg Msmod v re Optional Fora 10H Fin; Uerod 2 Me ReoJaso*e section t 571 4|bsihB < The bust ‘ Let first and orc* the name of the person whose number you furnish If only one person on a jomt account has an SSN. that person s number must be furnished. 1 Crete the minor’s name and furnish the mnor’s SSN. You must show your ndmdual name and you may a so enter your business or DBA name on the ‘Business name-’disregarded entity” name line. You may use either your SSN or EM (if you have one), but the IRS encourages you to use your SSN. List first and orcte the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representatnv or trustee urtess the legal entity ttsetf is rot des grated n the account title. I Also see Special rules for partnerships, earlier. Note: The grantor ateo must provide a Form W-9 to trustee of trust. Note: If no name is circled when more tnan one name <s listed, the number wii be considered to be that of the first name bated. Secure Your Tax Records From Identity Theft Identity theft occurs when someone uses your personal information such as your name. SSN. or other identifying iricrmaton. without your permsson. to commt fraud or other crimes. An identity th..ef may use your SSN to get a job or may fie a tax return using your SSN to receive a refund To reduce your risk Protect your SSN Ensure your employer is protecting your SSN. and Be carefu when choosing a tax preparer. If your tax records are affected by identity theft and you receive a notice from the AS. rescord right away to the name and phore rur-bcr prnted on the IRS notce or letter. If your tax records are not currently aMected by identity theft but you tmrk you are at nsk due to a lost or sto’en purse or walet. questionable credit card activity or credit report, contact the IRS Identity Theft Itotlne at 1-800-9084490 or submit Form 14039. For more nfonrataon. see Pub. 5027. ident.ty Theft information tor Taxpayers. Victims of identity theft who are experiencing economic harm or a systemc problem, or are seeknq hep in resolving tax problems that have not been resolved through norrra.’ channels, may be elgibe for Taxpayer Advocate Servce (TAS) assistance You can reach TAS by oa trg the TAS toll-free case make line at 1 -877-777-4778 or TTY/TDO 1-800-829-4059. Protect yourself from suspicious emails or phtshmg schemes. Phishing ts the creator and use of email and webstes designed to mime keptmate busness emails and webstes. The most common act is send ng an email to a user falsely claiming to be an established legitimate enterpr.se to an attempt to scam the user into surrendering private -information that will be used for identity theft

Form W-9 f*v 10-201S) Paqe 6
The lRS does not initiate contacts with taxpayers via emails Also. the IRS docs not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for other credit card. bank. or other financial accounts. If you receive an unsolicited email claiming to be from the IRS. forward this message tophatvngQn.gov. You may also report misuse of the IRS name. logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1 -800-366-4484. You can forward suspicious emails to the Federal Trace Commission. at spamO uce.gov or report them at vnnw.ftc.gov/covrtpi3mt. You can contact the FTC at www.ftc.gov/tdthcft or 877-OTMEFT (877-438-4338) If you have been the vet m oidentityty theft, see www.Wen6fy7heft.po/ and Pub. 5027. Visit www.rxpo/.’klentrfy Theft to team more about identity theft and how to reduce your risk. Privacy Act Notice Sect on 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons Including federal agencies who are required to file -information returns w<h the IRS to report interest, dividends. or certain other income paid to you; mortgage interest you paid, the acquisition are abandonment of secured property; the cancelation of debt; or contributors you made to an RA. Archer MSA or HSA. The person collecting the farm uses the information on the form to fie formation returns with the IRS. reporting the abo/e information Routine uses of this information include giving it to the Department of Justice for dvi are enmnat it gator arc to cities, stales, the District of Columbia, and U.S. commonwealths and possessors for use <1 admnstemg other taws. The reformation as may be q.sctosed to other countries under a treaty, to federal and state agencies to enforce end and ermmai laws, or to federal law enforcement and mtobgence agencies to combat terrorism. You must provide your TIN whether cr not you are required to file a tax return. Under section 3406. payers must general’/ w-ththong percentage of taxable interest dividend. and certain other payments to a payee who does not give a Tin to the payer Certain penalties may also apply for providing false or fraudulent information